UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2007

NOMURA ASSET ACCEPTANCE CORPORATION, ALTERNATIVE LOAN TRUST, SERIES 2007-1
(Exact name of issuing entity as specified in its charter)

NOMURA ASSET ACCEPTANCE CORPORATION
(Exact name of depositor as specified in its charter)

NOMURA CREDIT & CAPITAL, INC.
(Exact name of sponsor as specified in its charter)

Delaware	333-132108-08	13-3672336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two World Financial Center, Building B, 21st Floor, New York, New York		10281
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 667-9300.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The consolidated balance sheets of Financial Security Assurance Inc. and subsidiaries as of December 31, 2006 and 2005, and the related consolidated statements of operations and comprehensive income, changes in shareholders’ equity and cash flow for each of the three years in the period ended December 31, 2006, incorporated by reference in this prospectus supplement, have been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

Item 9.01 Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits
(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits:
23.1 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Financial Security Assurance Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2007
NOMURA ASSET ACCEPTANCE CORPORATION

By:	/s/ John P. Graham
Name:	John P. Graham
Title:	President

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Financial Security Assurance Inc.